SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                          ______________________________

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  October 15, 1996


                            THE McGRAW-HILL COMPANIES, INC.
                 ______________________________________________________
                 (Exact Name of Registrant as specified in its charter)


         New York                 1-1023            13-1026995
         (State or other          (Commission       (IRS Employer
         jurisdiction of          File No.)         Identification No.)
         incorporation or
         organization)


              1221 Avenue of the Americas, New York, New York, 10020
             (Address of Principal Executive Offices)     (Zip Code)


                                  (212) 512-2000
               (Registrant's telephone number, including area code)





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         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

              On October 15, 1996, the Registrant, The McGraw-Hill

         Companies, Inc., a New York corporation ("McGraw-Hill"),

         acquired:  (i) all of the outstanding shares of capital stock of Times Mirror Higher Education Group, Inc., a Delaware

         corporation ("TMHE"), from The Times Mirror Company, a Delaware corporation ("Times Mirror"), and (ii) certain assets and

         liabilities of Mosby-Year Book, Inc., a Missouri corporation and a wholly-owned subsidiary of Times Mirror ("Mosby"),

         relating to Mosby's college-level life and physical science text publishing business.

              The parties had originally entered into an Exchange

         Agreement dated as of July 3, 1996, as amended by an Amendment dated October 15, 1996 (collectively, the "Exchange

         Agreement").

              In exchange for acquiring the stock of TMHE and certain

         college text assets and liabilities of Mosby (collectively, the

         "Times Mirror College Business"), McGraw-Hill sold to Times

         Mirror all of the outstanding shares of capital stock of its subsidiary Shepard's/McGraw-Hill, Inc., a Delaware corporation

         ("Shepard's").  At the closing, McGraw-Hill also received a cash payment from Times Mirror in the amount of $25,000,000,

         less certain specified offsets.  In addition, the Exchange

         Agreement provides for a post-closing adjustment to the

         purchase price which may result in the payment of cash by

         either party to the other party.





                                        3

              The Times Mirror College Business is engaged in the

         business of publishing textbooks and other materials and

         products for the college education market.  Shepard's is

         engaged in the business of publishing legal citation materials.

              Simultaneously with the closing under the Exchange

         Agreement, McGraw-Hill sold the William C. Brown printing

         facility in Dubuque, Iowa to Quebecor Printing (USA) Corp.

         These printing operations were part of the Times Mirror College

         Business.  It is anticipated that Quebecor Printing (USA) Corp.

         will continue the printing operations and will provide printing services to McGraw-Hill.

              The terms of the Exchange Agreement, including the

         agreement with respect to the consideration, were arrived at pursuant to arms-length negotiations between representatives of

         McGraw-Hill, on the one hand, and representatives of Times

         Mirror, on the other hand.  The transaction was approved by the

         McGraw-Hill Board of Directors on June 26, 1996.

              No material relationship exists (i) between McGraw-Hill

         and Times Mirror; (ii) between any of McGraw-Hill's subsidiary corporations or affiliates, on the one hand, and Times Mirror or any of Times Mirror's subsidiary corporations or affiliates,

         on the other hand; or (iii) between Times Mirror and any

         director or officer of McGraw-Hill, or any associate of any

         McGraw-Hill director or officer.

              A copy of the Exchange Agreement is attached hereto as

         Exhibit 2 and is incorporated in this Form 8-K Report by

         reference.  The summary of the terms of the Exchange Agreement





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         contained in this Form 8-K Report is qualified in its entirety by reference to such Exhibit.

              McGraw-Hill agrees to furnish promptly to the Commission

         at its request a copy of any of the exhibits or schedules to the Exchange Agreement since such exhibits and schedules have not been appended to the copy of the Exchange Agreement that is attached to this Form 8-K Report.

              A copy of the McGraw-Hill press releases dated July 3,

         1996, and October 16, 1996 relating to the transaction covered by this Report are attached hereto as Exhibit 99 and are

         incorporated in this Form 8-K Report by reference.

              ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

              (a)  Financial Statements of Businesses Acquired;

              (b)  Pro Forma Financial Information.

                   The Registrant has submitted a written request to the

         Commission for a waiver of the financial statement filing

         requirement pursuant to Release No. 34-37802.





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                                     EXHIBITS



         (2.1)     Exchange Agreement dated as of July 3, 1996.

         (2.2)     Amendment to Exchange Agreement dated as of October

                   15, 1996.

         (99.1)    The McGraw-Hill Companies press release dated July 3,

                   1996.

         (99.2)    The McGraw-Hill Companies press release dated October

                   16, 1996.





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                                    SIGNATURES

              Pursuant to the requirements of the Securities Exchange

         Act of 1934, the Registrant has duly caused this Form 8-K

         Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       THE McGRAW-HILL COMPANIES, INC.



                                       By:  /s/ Kenneth M. Vittor
                                            Kenneth M. Vittor
                                            Senior Vice President and
                                            General Counsel



         Date:  October 29, 1996